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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): MARCH 13, 2002
                                                          --------------



                              WOLVERINE TUBE, INC.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             DELAWARE                       1-12164                63-0970812
-------------------------------    ------------------------    -----------------
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
          Incorporation)                                        Identification
                                                                No.)


                       200 Clinton Avenue West, Suite 1000
                            HUNTSVILLE, ALABAMA 35801
   --------------------------------------------------------------------------
       (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (256) 890-0460
                                                           --------------


                             -------------------
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                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

Item 5.  Other Events

     The purpose of this Current Report is to file certain financial and other information regarding Wolverine Tube, Inc. and subsidiary companies. Such information is set forth in the exhibits to this Current Report.

     Some information in this report and the information that we have incorporated by reference contains forward-looking statements within the meaning of Section 27A of the Securities Act. Forward-looking statements include statements regarding our goals, beliefs, plans or current expectations, taking into account the information currently available to our management. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, when we use such words as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcome, we are making forward-looking statements.

     These forward-looking statements speak only as of the date of this report. We undertake no obligation to review or revise any particular forward-looking statements included or incorporated by reference in this report to reflect events, conditions or circumstances occurring after the date of this document or to reflect the occurrence of unanticipated events.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

23.1     Consent of the Independent Auditors

99.1     Selected Consolidated Financial Information

99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations

99.3     Consolidated Financial Statements

99.4     Business




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 WOLVERINE TUBE, INC.


Date:  March 12, 2002            By:  /s/ James E. Deason
                                      ------------------------------
                                      James E. Deason
                                      Executive Vice President, Chief Financial
                                      Officer, Secretary and Director





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                                  EXHIBIT INDEX



EXHIBIT NUMBER    DESCRIPTION OF EXHIBIT
--------------    ----------------------

     23.1         Consent of the Independent Auditors

     99.1         Selected Consolidated Financial Information

     99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations

     99.3         Consolidated Financial Statements

     99.4         Business